AerSale®

Monocle
Acquisition Corporation

Monocle Acquisition Corporation
AerSale Corp.
Supplemental Materials

December 2020

Important Notices and Disclaimers

No Offer or Solicitation

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Monocle Acquisition Corporation ("Monocle") or AerSale Corp. (the "Company" or "AerSale") or any of Monocle's or AerSale's affiliates. The Investor Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the "Business Combination"), as contemplated in the Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement"), of Monocle and AerSale and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Monocle and AerSale assume no obligation to update the information in this Investor Presentation. Information contained in this Investor Presentation regarding Monocle has been provided by Monocle and information contained in this Investor Presentation regarding AerSale has been provided by AerSale.

Use of Projections

This Investor Presentation contains financial forecasts with respect to AerSale's projected revenues, Adjusted EBITDA, the EBITDA bridge and free cash flow for AerSale's fiscal years from 2020 to 2024. Neither Monocle's independent auditors, nor the independent registered public accounting firm of AerSale, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results. These projections are illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this Investor Presentation, certain of the above-mentioned projected information has been included (in each case, with an indication that the information is a projection or forecast), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AerSale, Monocle, or the combined company after completion of the proposed Business Combination, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Monocle Holdings Inc., the newly formed holding company that will become the parent of Monocle and AerSale at the closing of the Business Combination, filed with the SEC on October 15, 2020 a prospectus, as amended by the prospectus supplements filed on October 16, 2020 and October 19, 2020, which included a definitive proxy statement of Monocle. The definitive proxy statement/prospectus and other relevant materials for the Business Combination were mailed to stockholders of Monocle as of a record date of September 28, 2020 for voting on the Business Combination. Monocle determined to adjourn its special meeting of stockholders that was called in connection with the Business Combination, and intends to seek stockholder approval of the Business Combination at a later date to be announced. You are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about Monocle, AerSale and the Business Combination. Stockholders may also obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the U.S. Securities and Exchange Commission ("SEC") that may be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022.

Participants in the Solicitation

Monocle and its directors and executive officers may be deemed participants in the solicitation of proxies from Monocle's stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Monocle is contained in Monocle's definitive proxy statement, filed with the SEC on October 15, 2020, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022. AerSale and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of AerSale in connection with the Business Combination.

Forward-Looking Statements

This Investor Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Monocle's and AerSale's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Monocle's and AerSale's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Monocle's and AerSale's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the impact of the COVID-19 pandemic on the aviation industry and the aviation aftermarket industry generally, and on AerSale's business in particular; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement or could otherwise cause the Business Combination to fail to close; (3) the outcome of any legal proceedings that may be instituted against Monocle and AerSale following the announcement of the Amended and Restated Merger Agreement and the Business Combination; (4) the inability to complete the Business Combination, including due to failure to obtain approvals from the stockholders of Monocle and AerSale or other conditions to closing in the Amended and Restated Merger Agreement; (5) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that AerSale or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under "Risk Factors" therein, and in Monocle's other filings with the SEC. Monocle cautions that the foregoing list of factors is not exclusive. Monocle further cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Monocle does not undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based unless required to do so under applicable law.

AerSale Initial Valuation at Discount to Public Aerospace Peers

TEV / 2021F Adj. EBITDA



>140% value uplift should AerSale's TEV / 2021F Adj. EBITDA multiple rerate to the median of the peer group
35.2x
22.4x
18.9x
16.6x
14.4x
13.6x
12.7x
12.6x
11.4x
10.2x
5.8x
Mean 16.8x(2)
Median 14.0x(2)
HEICO
TRANSDIGM
WOODWARD
MTU
ASTRONICS
ST Engineering
AAR
KAMAN
MOOG
Ducommun
AerSale(1)
Illustrative

Initial Valuation Relative to Public Aerospace Peers Represents an Attractive Investment Opportunity at a Compelling Valuation

Source: Wall Street research, Company filings, Capital IQ, Bloomberg and AerSale Management.
Note: Market data as of December 15, 2020.
(1) Assumes net cash to AerSale's balance sheet at close. Assumes a $10.00 illustrative share price.
(2) Median and Mean exclude AerSale multiple.

Transaction Capitalization and Ownership

Illustrative Sources and Uses

($ in millions, except per share data)

Sources	
Cash Held in Monocle Trust Account[1]	$11.2
Common Equity Investment[1]	60.5
New Equity Issued to Existing AerSale Shareholders	304.1
Cash on AerSale Balance Sheet[2]	0.4
Total Illustrative Sources	**$376.2**

Uses	
Cash Consideration to Existing AerSale Shareholders[3]	$13.0
New Equity Issued to Existing AerSale Shareholders	304.1
Estimated Cash Transaction Fees & Expenses	3.3
Cash to AerSale Balance Sheet at Closing[3]	55.7
Total Illustrative Uses	**$376.2**
Total Liquidity Available at Close[4]	**$145.6**

Illustrative Pro Forma Valuation

Illustrative Monocle Share Price		$10.00
Pro Forma Shares Outstanding[5]		40.3
Implied Equity Value		**$402.9**
Pro Forma Net Debt[6]		(35.6)
Total Enterprise Value		**$367.3**
	2020F	**2021F**
PF Enterprise Value / PF Adjusted EBITDA[7]	7.3x	5.8x
PF Net Debt / PF Adjusted EBITDA	NM	NM

Illustrative Pro Forma Summary of Ownership Post-Close[1][8]

	Shares	%
Existing AerSale Shareholders[9]	31.4	78.0%
Monocle Public Shareholders[10]	8.0	19.9%
Monocle Sponsor Shareholders[11]	0.9	2.1%
Total	**40.3**	**100.0%**

Note: The sources and uses of funds presented herein are forward-looking statements and reflect the Company's current plans and expectations regarding financing for the business combination. Pro forma adjusted figures include the run-rate contribution of recent acquisitions, public company cost assumptions, CARES Act contributions and exclude impairment charges. Due to rounding, numbers presented may not add up precisely to the totals indicated.

(1) Common equity financing of ~$60.5 million including investment by AerSale co-founders. Assumes ~$11 million of cash in trust as of November 2020. Actual terms of the proposed equity financing in connection with the business combination may differ.
(2) AerSale estimated cash balance as of December 31, 2020.
(3) Assumes the first $50 million of proceeds from trust account and new common equity investment are used to pay transaction fees and expenses with the balance distributed to AerSale's balance sheet. Excess proceeds from new common equity investment above $50 million are then split 60% to Selling AerSale Shareholders and 40% to AerSale's balance sheet.
(4) Assumes pro forma cash on AerSale's balance sheet plus undrawn ABL facility at close.
(5) Pro forma share count includes 1.096 million public shares, 6.563 million new common equity investment shares, 0.362 million shares to financial and legal advisors, 0.718 million Monocle private placement shares, 0.142 million Monocle founder common shares, 1.000 million new common equity investment shares issued to AerSale co-founders and 30.413 million shares issued to AerSale existing shareholders..
(6) Assumes net cash to AerSale's balance sheet at close.
(7) 2020F EBITDA based on the midpoint of AerSale's updated guidance range of $48 to $52 million per 8K filed on December 1, 2020.
(8) Excludes earnout considerations to Monocle founder common shares of 0.350 million shares at $13.50 and 0.350 million shares at $15.00. Excludes earnout considerations to AerSale existing holders of 1.873 million shares at $13.50 and 1.873 million shares at $15.00. Excludes 17.25 million public warrants outstanding, exercisable at $11.50 per share. Excludes 0.718 million private placement warrants outstanding, exercisable at $11.50.
(9) Includes 1.000 million new common equity shares issued to AerSale co-founders and 30.413 million shares issued to AerSale existing shareholders.
(10) Includes 1.096 million existing public shares, 6.563 million common shares issued in the common equity financing, and 0.362 million shares to financial and legal advisors.
(11) Includes 0.718 million Monocle private placement shares and 0.142 million Monocle founder shares.

AerSale Pro Forma Capitalization at Close

AerSale Pro Forma Capitalization (at Close)

Pro Forma Ownership (at Close)	Shares (M's)	% Ownership
New Common Equity Shares[1]	6.6	16.3%
Existing AerSale Shareholders[2]	31.4	78.0%
Monocle Founder Shares	0.1	0.4%
Private Placement Shares	0.7	1.8%
Monocle Public Shareholders	1.1	2.7%
Financial and Legal Advisor Shares	0.4	0.9%
Public Warrants[3]	-	-
Private Placement Warrants[3]	-	-
AerSale Earnout Shares[4]	-	-
Monocle Earnout Shares[5]	-	-
Total Shares Outstanding	**40.3**	**100.0%**

Note: Pro Forma shares outstanding in millions.

(1) *Common equity financing as illustrated in Sources & Uses on slide 4.*

(2) *Assumptions include Total Consideration for AerSale of ~$317 million, Cash in-Trust of ~$11 million and common equity financing of ~$60.5 million including investment by AerSale co-founders. Assumes the first $50 million of proceeds from trust account and proposed common equity are used to pay transaction fees and expenses with the balance distributed to AerSale's balance sheet. Excess proceeds from trust account and proposed common equity above $50 million are then split 60% to Selling AerSale Shareholders and 40% to AerSale's balance sheet.*

(3) *Public warrants outstanding of 17.250 million and private placement warrants outstanding of 0.718 million, exercisable at $11.50 per share.*

(4) *Earnout considerations to AerSale existing holders of 1.873 million shares at $13.50 and 1.873 million shares at $15.00.*

(5) *Earnout considerations to Monocle founder common shares of 0.350 million shares at $13.50 and 0.350 million shares at $15.00.*

AerSale Pro Forma Capitalization at Various Prices

Pro Forma Ownership

Price per Share	$10.00	$11.00	$11.50	$12.00	$13.00	$13.50	$14.00	$15.00
New Common Equity Shares[(1)]	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6
Existing AerSale Shareholders[(2)]	31.4	31.4	31.4	31.4	31.4	31.4	31.4	31.4
Monocle Founder Shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Private Placement Shares	0.7	0.7	0.7	0.7	0.7	0.7	0.7	0.7
Monocle Public Shareholders	1.1	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Financial and Legal Advisor Shares	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Public Warrants[(3)]	-	-	-	0.7	2.0	2.6	3.1	4.0
Private Placement Warrants[(3)]	-	-	-	0.0	0.1	0.1	0.1	0.2
AerSale Earnout Shares[(4)]	-	-	-	-	-	1.9	1.9	3.7
Monocle Earnout Shares[(5)]	-	-	-	-	-	0.4	0.4	0.7
Total Shares Outstanding	**40.3**	**40.3**	**40.3**	**41.0**	**42.4**	**45.2**	**45.7**	**48.9**

Note: Pro Forma shares outstanding in millions. Fully diluted share price assumes $15.00 per share for illustrative purposes.

(1) Common equity financing as illustrated in Sources & Uses on slide 4.

(2) Assumptions include Total Consideration for AerSale of ~$317 million, Cash in-Trust of ~$11 million and common equity financing of ~$60.5 million including investment by AerSale co-founders. Assumes the first $50 million of proceeds from trust account and proposed common equity are used to pay transaction fees and expenses with the balance distributed to AerSale's balance sheet. Excess proceeds from trust account and proposed common equity above $50 million are then split 60% to Selling AerSale Shareholders and 40% to AerSale's balance sheet.

(3) Public warrants outstanding of 17.250 million and private placement warrants outstanding of 0.718 million, exercisable at $11.50 per share. Shares represent the dilutive effect of the warrants assuming the treasury stock method.

(4) Earnout considerations to AerSale existing holders of 1.873 million shares at $13.50 and 1.873 million shares at $15.00.

(5) Earnout considerations to Monocle founder common shares of 0.350 million shares at $13.50 and 0.350 million shares at $15.00.

Compelling Valuation Relative to Peers

Enterprise Value / 2020F EBITDA Multiple



AerSale Multiple at Various Prices
5.7x
6.5x
7.3x
8.2x
9.1x
10.3x
12.1x
14.0x
18.0x
$8.00
$9.00
$10.00
$11.00
$12.00 (1)
$13.00 (1)
$14.00 (1)
$15.00 (1)
Peer Median (2)

Enterprise Value / 2021F EBITDA Multiple



AerSale Multiple at Various Prices
4.5x
5.1x
5.8x
6.4x
7.2x
8.1x
9.5x
11.0x
14.0x
$8.00
$9.00
$10.00
$11.00
$12.00 (1)
$13.00 (1)
$14.00 (1)
$15.00 (1)
Peer Median (2)

Source: Wall Street research, Company filings, Capital IQ, Bloomberg and AerSale Management.

Note: Market data as of December 15, 2020. 2020F EBITDA based on the midpoint of AerSale's updated guidance range of $48 to $52 million.

(1) Assumes Treasury Stock Method for 17.968 in-the-money public and private placement warrants outstanding, exercisable at $11.50 per share. Earnout considerations to AerSale existing holders of 1.873 million shares at $13.50 and 1.873 million shares at $15.00. Earnout considerations to Monocle founder common shares of 0.350 million shares at $13.50 and 0.350 million shares at $15.00.

(2) Please refer to slide 3 for list of public peers.